                                               PROSPECTUS DATED NOVEMBER 1, 1995

                         PIPER INSTITUTIONAL FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
            (612) 342-6387 (LOCAL CALLS), (800) 866-7778 (TOLL FREE)

                             ---------------------

    Piper Institutional Funds Inc. (the "Company") is an open-end mutual fund whose shares are currently offered in two series: Institutional Money Market Fund and Institutional Government Adjustable Portfolio (the "Funds"). Each Fund has its own investment objective and policies designed to meet different investment goals.

    INSTITUTIONAL MONEY MARKET FUND has an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity. Institutional Money Market Fund will invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements and reverse repurchase agreements with respect to such securities.

    INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO has an investment objective of high current income consistent with low principal volatility. The Fund will seek to achieve that objective by investing primarily (at least 65% of its total assets under normal market conditions) in adjustable rate mortgage securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investments in mortgage-related securities include derivative mortgage securities.

    INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT INSTITUTIONAL MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO MAY INVEST IN "RESTRICTED SECURITIES." SEE "SPECIAL INVESTMENT METHODS -- ILLIQUID SECURITIES".

    This Prospectus concisely describes the information about the Funds that you should know before investing. Please read the Prospectus carefully before investing and retain it for future reference.

    A Statement of Additional Information about the Funds dated November 1, 1995 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (612) 342-6387 (local calls) or (800) 866-7778 (toll free). The Statement of
Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE  COMMISSION OR ANY  STATE SECURITIES COMMISSION  NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Institutional Money Market Fund ("Money Market Fund") and Institutional Government Adjustable Portfolio ("Adjustable Portfolio") (sometimes individually referred to herein as a "Fund" or, collectively, as the "Funds") are series of Piper Institutional Funds Inc. (the "Company"), an open-end management investment company organized under the laws of the State of Minnesota in 1992. Each Fund has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. The Funds are classified as diversified mutual funds.

THE INVESTMENT ADVISER

    The Funds are managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. The fees for Money Market Fund and Adjustable Portfolio are paid at annual rates of .15% and .30%, respectively, of each Fund's average daily net assets. See "Management -- Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICES

    Shares of Money Market Fund are offered to the public at their net asset value of $1.00 per share with no sales charge. There can be no assurance, however, that the net asset value per share of Money Market Fund will be maintained at $1.00.

    Shares of Adjustable Portfolio are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 1.00% of the offering price (1.01% of the net amount invested) on purchases of less than $250,000. The sales charge is reduced to .50% of the offering price on purchases of $250,000 or more, with no sales charge incurred on purchases of $500,000 or more.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $100,000. There is no minimum for subsequent investments. The minimum initial investment for Adjustable Portfolio may be waived by the Distributor for 401(k) employee benefit plans administered by Piper Trust Company. See "How to Purchase Shares -- Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser which is open to new investors and eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services -- Exchange Privilege."

REDEMPTION PRICE

    Shares of the Funds may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer.

The Funds reserve the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares in that account falls below $50,000. See "How to Redeem Shares -- Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in either of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. There is no assurance Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. Adjustable Portfolio is subject to interest rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of Adjustable Portfolio's shares will vary. Adjustable Portfolio is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. Adjustable Portfolio may engage in the following investment practices: the use of repurchase agreements, the lending of portfolio securities, borrowing from banks, the use of reverse repurchase agreements (reverse repurchase agreements involve the speculative technique known as leverage), the use of hedging techniques, including interest rate transactions, options, futures contracts and options on futures contracts, and the purchase or sale of securities on a "when-issued" or "forward commitment" basis, including the use of mortgage dollar rolls. These techniques may increase the volatility of the Fund's net asset value. Adjustable Portfolio purchases mortgage-related securities which, in addition to interest rate risk, are subject to prepayment risk. Adjustable Portfolio's investments in mortgage-related securities include securities commonly referred to as derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. Adjustable Portfolio may also invest up to 10% of its total assets in securities denominated in Canadian dollars. Money Market Fund may engage in the use of repurchase agreements and, with respect to 5% of its net assets, reverse repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Special Investment Methods."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray investment executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover of this Prospectus.

                                 FUND EXPENSES

                                                     MONEY MARKET   ADJUSTABLE
                                                         FUND       PORTFOLIO
                                                     ------------   ----------
 SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price)..................      None        1.00%(1)
   Exchange Fee (2)................................    $0           $0
 ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
   Management Fees.................................      .15%         .30%
   Rule 12b-1 Fees.................................      None          None
   Other Expenses (after voluntary expense
    reimbursements)................................      .20%         .30%
                                                       --
                                                                    ---
   Total Fund Operating Expenses (after voluntary
    expense reimbursements)........................      .35%         .60%

------------------------
(1) The sales charge is reduced to .50% of the offering price on purchases of $250,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge. See "How to Purchase Shares -- Public Offering Price."
(2) There is a $5.00 fee for each exchange in excess of four exchanges per year. See "How to Purchase Shares -- Exchange Privilege."

EXAMPLE

    You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                                     MONEY MARKET   ADJUSTABLE
                                                         FUND       PORTFOLIO
                                                     ------------   ----------
    1 Year.........................................       $ 4           $16
    3 Years........................................       $11           $29
    5 Years........................................       $20           $43
   10 Years........................................       $44           $84

    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    Under an Investment Advisory and Management Agreement between the Funds and the Adviser, the Adviser is entitled to receive fees from Money Market Fund and Adjustable Portfolio equal on an annual basis to .15% and .30%, respectively, of each Fund's average daily net assets. The Adviser has voluntarily agreed, for the fiscal year ending June 30, 1996, to reimburse Money Market Fund and Adjustable Portfolio to the extent that total operating expenses exceed .35% and
 .60% per annum, respectively, of average daily net assets. The Total Fund Operating Expenses set forth in the above table are based on this agreement. Voluntary reimbursements by the Adviser may be discontinued at any time following the Funds' fiscal year end, at the Adviser's discretion. For the fiscal year ended June 30, 1995, the Adviser voluntarily agreed to pay all operating expenses of Money Market Fund and Adjustable Portfolio which exceeded
 .35% and .55%, respectively, of average daily net assets. Absent such voluntary expense reimbursements, Total Fund Operating Expenses would have been .49% and
 .75% of average daily net assets, respectively. For additional information, including a more complete explanation of management fees, see "Management -- Investment Adviser" and "Management -- Expenses."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements and the related notes thereto appearing in the Fund's annual report to shareholders. An annual report of the Funds can be obtained without charge by contacting the Funds at (612) 342-6387 (local calls) or (800) 866-7778 (toll free). In addition to financial statements, the annual report contains further information about the performance of the Funds.

MONEY MARKET FUND

                                             FISCAL YEAR
                                            ENDED JUNE 30
                                           ---------------      PERIOD FROM
                                            1995     1994    2/2/93* TO 6/30/93
                                           ------   ------   ------------------
 Net asset value, beginning of period....  $1.00    $1.00         $1.00
 Operations:
   Net investment income.................   0.05     0.03          0.01
                                           ------   ------        -----
     Total from operations...............   0.05     0.03          0.01
                                           ------   ------        -----
 Distributions from net investment
  income.................................  (0.05)   (0.03)        (0.01)
                                           ------   ------        -----
 Net asset value, end of period..........  $1.00    $1.00         $1.00
                                           ------   ------        -----
                                           ------   ------        -----
 Total return+...........................   5.26%    3.23%         1.24%
 Net assets, end of period (in
  millions)..............................  $  52    $  35         $  40
 Ratio of expenses to average daily net
  assets++...............................   0.35%    0.35%         0.35%**
 Ratio of net investment income to
  average daily net assets++.............   5.17%    3.26%         3.02%**

------------------------
 *   Commencement of operations.
**   Adjusted to an annual basis.
 + Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions at net asset value and does not reflect a sales charge.
++ Various fees and expenses were voluntarily waived or absorbed by the Adviser during the years ended June 30, 1995 and 1994. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.49%/5.03% in fiscal 1995 and 0.61%/3.00% in fiscal 1994.

ADJUSTABLE PORTFOLIO

                                           FISCAL YEAR ENDED
                                                JUNE 30
                                           -----------------      PERIOD FROM
                                            1995      1994     2/2/93* TO 6/30/93
                                           -------   -------   ------------------
 Net asset value, beginning of period....  $ 9.46    $10.04         $10.00
 Operations:
   Net investment income.................    0.52      0.49           0.18
   Net realized and unrealized gains
    (losses) on investments..............   (0.04)    (0.57)          0.04
                                           -------   -------       -------
     Total from operations...............    0.48     (0.08)          0.22
                                           -------   -------       -------
 Distributions to shareholders:
   From net investment income............   (0.41)    (0.50)         (0.18)
   Tax return of capital.................   (0.09)     --          --
                                           -------   -------       -------
     Total distributions.................   (0.50)    (0.50)         (0.18)
                                           -------   -------       -------
 Net asset value, end of period..........  $ 9.44    $ 9.46         $10.04
                                           -------   -------       -------
                                           -------   -------       -------
 Total return+...........................    5.26%    (0.91%)         2.18%
 Net assets, end of period (in
  millions)..............................  $   15    $   35         $   41
 Ratio of expenses to average daily net
  assets++...............................    0.55%     0.55%          0.74%**
 Ratio of net investment income to
  average daily net assets++.............    5.54%     5.13%          4.73%**
 Portfolio turnover rate (excluding
  short-term securities).................      43%      110%            26%

------------------------
 *   Commencement of operations.
**   Adjusted to an annual basis.
 + Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions at net asset value and does not reflect a sales charge.
++ Various fees and expenses were voluntarily waived or absorbed by the Adviser during the years ended June 30, 1995 and 1994. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.75%/5.34% in fiscal 1995 and 0.60%/5.08% in fiscal 1994.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

INSTITUTIONAL MONEY MARKET FUND

    RULE 2A-7. Money Market Fund will be subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940 in addition to its other policies and restrictions discussed below. Rule 2a-7 requires that the Fund invest exclusively in securities that mature within 397 days and that the Fund maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of the Adviser to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities. The Funds' Board of Directors has established written guidelines and procedures for the Adviser and oversees the Adviser's determination that Money Market Fund's portfolio securities present only "minimal credit risks" and are Eligible Securities.

    Under Rule 2a-7, 95% of the assets of non-tax-exempt money funds (such as Money Market Fund) must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1). Rule 2a-7 requires that (1) a fund may not invest more than 5% of its total assets in securities of a single issuer, other than U.S. Government securities, (2) a fund may not invest more than 5% of its total assets in Second Tier Securities (I.E., Eligible Securities that are not First Tier Securities) and (3) a fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the fund's total assets or $1,000,000.

    INVESTMENT OBJECTIVE. Money Market Fund has an investment objective of maximum current income consistent with preservation of capital and maintenance of liquidity.

    INVESTMENT POLICIES AND TECHNIQUES. Money Market Fund will invest only in U.S. Government Securities (as defined below) and in repurchase agreements and reverse repurchase agreements with respect to such securities. See "Special
Investment Methods -- Repurchase Agreements" and "-- Reverse Repurchase Agreements." The Fund will purchase only those securities with a remaining effective maturity of 397 calendar days or less on the date of purchase and will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

    U.S. Government Securities are obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association. Obligations of

U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Other obligations may be backed by an irrevocable letter of credit of an agency or instrumentality of the U.S. Government. Finally, obligations of other agencies or instrumentalities are only backed by the credit of the agency or instrumentality issuing the obligations.

INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO

    INVESTMENT OBJECTIVE. Adjustable Portfolio has an investment objective of high current income consistent with low principal volatility. Despite the Fund's investment objective of low principal volatility, investors should expect some fluctuation in the net asset value of their shares. See "Investment Risks" below.

    INVESTMENT POLICIES AND TECHNIQUES. Adjustable Portfolio, under normal conditions, will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a portfolio of Mortgage-Backed Securities (as defined herein) having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS") and which are U.S. Government Securities, as defined above under "Investment Objectives and Policies -- Institutional Money Market Fund." ARMS include both pass-through securities representing interests in adjustable rate mortgage loans and floating rate collateralized mortgage obligations. The balance of the Fund's assets (up to 35% of total assets) may be invested in ARMS issued by private organizations, Mortgage-Backed Securities other than ARMS, other types of U.S. Government Securities, Canadian Government Securities, Foreign Index Linked Instruments and Corporate Debt Securities. Investments in each of Canadian Government Securities, Foreign Index Linked Instruments and Corporate Debt Securities are limited to 10% of total assets. Securities in which Adjustable Portfolio invests (other than U.S. Government Securities) must be rated, as of the date of purchase, AAA or better by Standard & Poor's or, if unrated, be of a comparable quality as determined by the Adviser. In the event that a security held by Adjustable Portfolio is downgraded to a rating below AAA or, if unrated, is no longer of a quality comparable to a security rated AAA, as determined by the Adviser, the Fund will sell such a security as promptly as possible. For a discussion of Standard & Poor's ratings, see Appendix A to the Statement of Additional Information.

    The Fund may engage in options and financial futures transactions which relate to the securities in which it invests, may engage in foreign currency exchange transactions with respect to its investments in Canadian Government Securities, may enter into interest rate swaps and purchase and sell interest rate caps and floors, may purchase or sell securities on a when-issued or forward commitment basis, including the use of mortgage dollar rolls, and may lend its portfolio securities. The Fund's investments in options and futures contracts will not be included in the 65% of total assets that must be invested in ARMS which are U.S. Government Securities, even if they relate to such securities. For temporary defensive purposes, the Fund may invest without limitation in cash or in high-quality debt securities with remaining maturities of one year or less. Such securities may include (a) commercial paper rated A-1+ by Standard & Poor's, (b) certificates of deposit, time deposits and bankers' acceptances with any bank the unsecured commercial paper of which is rated A-1+ by Standard & Poor's (or, in the case of the principal bank in a bank holding company, the unsecured commercial paper of the bank holding company), and (c) U.S. Government Securities.

    INVESTMENT RISKS. Adjustable Portfolio is subject to certain risks which could result in fluctuation of the net asset value of the Fund's shares. The Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Although the ARMS in the Fund's portfolio should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates, the adjustable rate feature of ARMS will not eliminate price fluctuations. See "Adjustable Rate Mortgage Securities -- Interest Rate Risk" below. The Fund's investments in ARMS and other Mortgage-Backed Securities are also subject to prepayment risk. See "Adjustable Rate Mortgage Securities -- Prepayment Risk" below. In addition, the Fund is subject to credit risk to the extent it invests in non-U.S. Government securities. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. These and other risks of Adjustable Portfolio's investments are described in detail below.

    Adjustable Portfolio's investments in mortgage-related securities include derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to Adjustable Portfolio.

    Adjustable Portfolio also may engage in investment practices which involve certain special risks. See "Special Investment Methods" below. The use of these investment practices may increase the volatility of Adjustable Portfolio's net asset value.

    ADJUSTABLE RATE MORTGAGE SECURITIES

    U.S. GOVERNMENT MORTGAGE PASS-THROUGH SECURITIES. Adjustable Portfolio may invest in ARMS which are "pass-through" securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Pass-Throughs"). Pass-through securities constituting ARMS represent ownership interests in underlying pools of adjustable rate mortgage loans originated by private lenders. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates, in that pass-through securities provide for monthly payments that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

    The U.S. Government Pass-Throughs in which Adjustable Portfolio may invest are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to securities holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC generally guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development and its guarantee is backed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations and their respective guarantees are not backed by the full faith and credit of the U.S. Government.

    The mortgages underlying ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"). The mortgages underlying ARMS issued by FNMA or FHLMC may be backed by conventional adjustable rate mortgages not guaranteed by FHA or VA.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private Mortgage Pass-Through Securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Investment Objectives, Policies and Restrictions -- Mortgage-Backed Securities -- Credit Support" in the Statement of Additional Information.

    CMOS AND MULTI-CLASS PASS-THROUGH SECURITIES. ARMS in which Adjustable Portfolio may invest also include adjustable rate tranches of collateralized mortgage obligations and multi-class pass-through securities, which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other Mortgage-Backed Securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other Mortgage-Backed Securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. Collateralized mortgage obligations and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

    The principal and interest on the mortgages underlying a CMO may be allocated among the CMO's tranches in many ways. See "Mortgage-Backed Securities -- CMOs," below. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating rate CMOs," will be considered as ARMS by Adjustable Portfolio. Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

    HOW INTEREST RATES ARE SET. The interest rates on ARMS are reset at periodic intervals (generally one year or less) to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile. The Adviser will seek to diversify Adjustable Portfolio's investments in ARMS among a variety of indices and reset periods to reduce the Fund's exposure to the risk of interest rate fluctuations. In selecting a type of ARMS for investment, the Adviser will also consider the liquidity of the market for such ARMS.

    The underlying adjustable rate mortgages which back ARMS in which Adjustable Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential adjustable rate mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization; i.e., increase in the balance of the mortgage loan. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon.

    INTEREST RATE RISK. The values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates); however, the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

    PREPAYMENT RISK. ARMS, like other Mortgage-Backed Securities, differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS (I.E., Adjustable Portfolio) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS are less effective than longer-term debt securities as a means of "locking-in" long-term interest rates.

    ARMS, while having less risk of price decline during periods of rapidly rising rates than other investments of comparable maturities, will have less potential for capital appreciation due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in a loss of some or all of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

    MORTGAGE-BACKED SECURITIES

    In addition to ARMS, Adjustable Portfolio may invest in other types of Mortgage-Backed Securities. Mortgage-Backed Securities are securities which represent interests in or are collateralized by mortgages. Such securities are issued by GNMA, FNMA, FHLMC and by private organizations and take the same structure as ARMS, i.e., pass-through securities and CMOs. Adjustable Portfolio may invest in any type of Mortgage-Backed Security, including traditional fixed rate Mortgage-Backed Securities and more recently developed instruments such as Stripped Mortgage-Backed Securities and CMOs. Adjustable Portfolio may also invest in Mortgage-Backed Securities backed by fixed rate mortgages and, in conjunction therewith, pursuant to an interest rate swap, exchange its right to receive payments at fixed rates of interest for floating rate payments. The intended net effect of the transaction would be the creation of a security with the economic characteristics of an adjustable rate mortgage security. Such "synthetic ARMS" will not be considered as ARMS for purposes of the requirement that the Fund invest at least 65% of its total assets in ARMS.

    Adjustable Portfolio's investments in Mortgage-Backed Securities other than ARMS, together with its investments in ARMS issued by private organizations, U.S. Government Securities other than ARMS and Mortgage-Backed Securities, and Canadian Government Securities, are limited to 35% of its total assets.

    CMOS. As discussed above, Adjustable Portfolio's investments in ARMS include floating rate CMOs. Adjustable Portfolio's investments in Mortgage-Backed Securities other than ARMS may include any other tranche of a CMO, provided that Adjustable Portfolio may not invest in the residual interests of CMOs.

    The principal and interest on the mortgages underlying a CMO may be allocated among the CMO's several tranches in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-related securities with similar maturities. However, as a result of the uncertainty of the cash flows of these tranches, market prices and yields may be more volatile than for other CMO tranches. The more volatile CMO tranches include inverse floaters, IOs, POs and Z tranches, discussed below.

    Adjustable Portfolio's investments in CMO tranches may include "inverse floaters" and "Z tranches." An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and increase as interest rates decrease. Inverse floaters, however, may exhibit greater price volatility with changes in interest rates than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

    Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. See "Zero Coupon Treasury Securities," below. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.

    STRIPPED MORTGAGE-BACKED SECURITIES. Adjustable Portfolio's investments in Mortgage-Backed Securities other than ARMS may include Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    There are generally two types of classes of SMBS, one of which (the interest only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underling pool of mortgage loans or Mortgage-Backed Securities ("Mortgage Assets") and the other of which (the principal only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. IOs and POs issued by the U.S. Government or its agencies and instrumentalities may be determined to be liquid pursuant to procedures adopted by the Board of Directors. Otherwise, Adjustable Portfolio will treat IOs and POs as illiquid and subject to Adjustable Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. See "Special Investment Methods -- Illiquid Securities."

    The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments will have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an investor in an IO class may incur substantial losses, even if the IO class is rated AAA.

Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

    Under the Internal Revenue Code, Adjustable Portfolio will be required to accrue a portion of the original issue discount on a PO as income each year even though Adjustable Portfolio receives no cash distribution on the security during the year.

    RISKS OF MORTGAGE-BACKED SECURITIES.  Mortgage-Backed Securities (other than
ARMS) are subject generally to the same risks as ARMS; however, such other Mortgage-Backed Securities can be expected to be affected to a greater extent than ARMS by fluctuating interest rates and prepayments and to have different yield characteristics, due to the fact that fixed rate rather than adjustable rate mortgages underlie such securities. Generally, prepayments on fixed rate mortgages will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment are likely to be greater during a period of declining interest rates than during a period of rising interest rates and the yield on the securities in which such amounts are reinvested is likely to be lower than the yield on the securities that were prepaid or the yield that could be achieved if such amounts were reinvested during a period of rising interest rates. If Adjustable Portfolio purchases Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if Adjustable Portfolio purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    Mortgage-Backed Securities derive their value from underlying pools of mortgages and, as such, could be considered "derivative" securities. Certain derivative mortgage securities, such as the more volatile CMO tranches and Stripped Mortgage-Backed Securities, discussed above, may involve risks in addition to those found in other Mortgage-Backed Securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to Adjustable Portfolio.

    ZERO COUPON TREASURY SECURITIES

    Adjustable Portfolio may invest in "zero coupon" Treasury securities which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    Currently U.S. Treasury securities issued without coupons include Treasury bills and Treasury STRIPS. In addition, a number of banks and brokerage firms separate the principal portions from the coupon portions of U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). Such securities are currently not deemed by the Fund to be U.S. Government Securities but rather securities issued by the bank or brokerage firm involved.

    Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, those securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. In certain circumstances, Adjustable Portfolio could fail to recoup its initial investment in those securities. Current federal tax law requires that a holder (such as Adjustable Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though Adjustable Portfolio receives no interest payment in cash on the security during the year. In addition, as a registered investment company, Adjustable Portfolio will be required to distribute this income to shareholders. See "Dividends, Distributions and Tax Status." These distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Adjustable Portfolio will not be able to purchase additional income producing securities with cash used to make such distributions, and the Fund's current income ultimately may be reduced as a result.

    CANADIAN GOVERNMENT SECURITIES

    Adjustable Portfolio may invest up to 10% of its total assets in Canadian Government Securities. Canadian Government Securities are debt securities issued or guaranteed by the Canadian federal government, Canadian provincial governments and political subdivisions, agencies or instrumentalities thereof. The Adviser anticipates that the Fund's portfolio of Canadian Government Securities will consist primarily of Mortgage-Backed Securities issued or guaranteed by the Canadian government or an agency or instrumentality thereof. Investing in Canadian Government Securities involves considerations and possible risks not typically associated with investing in U.S. securities, including possible application of Canadian tax laws (including possible future withholding taxes), potential difficulties in enforcing contractual obligations, changes in governmental administrations or economic or monetary policy (in this country or Canada) or changed circumstances in dealing between the United States and Canada. Canadian brokerage commissions may be higher than those in the United States and Canadian securities markets may be less liquid, more volatile and less subject to governmental supervision than those in the United States.

    The value of Adjustable Portfolio's investments denominated in Canadian dollars could be adversely affected by a decline in the value of the Canadian dollar relative to the U.S. dollar. In connection with such investments, the Fund may from time to time enter into foreign exchange transactions, currency forward and futures contracts and foreign currency options. These investment techniques, and the risks incident thereto, are explained in Appendix A to this Prospectus.

    FOREIGN INDEX LINKED INSTRUMENTS

    Adjustable Portfolio may invest up to 10% of its total assets in Foreign Index Linked Instruments. Foreign Index Linked Instruments are fixed income securities which are issued by U.S. issuers (including U.S. subsidiaries of foreign issuers) and are denominated in U.S. dollars but return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. Foreign Index Linked Instruments may offer higher yields than comparable securities linked to purely domestic indices but also may be more volatile. Foreign Index Linked Instruments are relatively recent innovations for which the market has not yet been fully developed and, accordingly, they typically are less liquid than comparable securities linked to purely domestic indices. In addition, the value of Foreign Index Linked Instruments will be affected by fluctuations in foreign exchange rates or in foreign interest rates, factors which do not typically bear on the values of ARMS or most other securities in which the Fund invests. If the Adviser is incorrect in its prediction as to the movements in the direction of particular foreign currencies or foreign interest rates, the return realized by the Fund on a Foreign Index Linked Instrument may be lower than if the Fund had invested in a similarly rated domestic security. The skills needed to predict foreign currency and foreign interest rates are different from those needed to select domestic portfolio securities. Foreign currency gains and losses with respect to Foreign Index Linked Instruments may affect the amount and timing of income recognized by the Fund.

    CORPORATE DEBT SECURITIES

    Adjustable Portfolio may invest up to 10% of its total assets in Corporate Debt Securities. Corporate Debt Securities are debt obligations of U.S. corporations (other than ARMS or Mortgage-Backed Securities). The values of Corporate Debt Securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of ARMS or Mortgage-Backed Securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate Debt Securities will typically decrease in value of a result of increases in interest rates.

    Adjustable Portfolio may invest in certain types of Corporate Debt Securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund.

    NEW INSTRUMENTS

    Investors  should  note  that  new  types  of  ARMS,  other  Mortgage-Backed
Securities, hedging instruments and other securities in which Adjustable Portfolio may invest are developed and marketed from time to time and that, consistent with its investment limitations, Adjustable Portfolio expects to invest in those securities and instruments that the Adviser believes may assist the Fund in achieving its investment objective. Adjustable Portfolio will provide written notice to shareholders in advance of investments to a significant degree (I.E., in excess of 5% of the Fund's net assets) in any type of security other than the types disclosed in this Prospectus.

                           SPECIAL INVESTMENT METHODS

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. In the event of a seller's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral to the Fund's benefit. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. See "Illiquid Securities," below.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transactions costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government Securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which could possibly exceed interest income earned by the Fund on the investment of such borrowed money, and therefore could adversely affect yield. No more than 25% of the total assets of Adjustable Portfolio and 5% of the net assets of Money Market Fund will be subject to reverse repurchase agreements.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any of its portfolio securities. Reverse repurchase agreements are not included in this limitation. If, for any reason, the current value of either Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three days, reduce its indebtedness to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Neither Fund will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets to secure permitted temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of that Fund's shares.

WHEN-ISSUED SECURITIES

    Adjustable Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Adjustable Portfolio will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, the Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments. The Fund will likewise segregate securities it sells on a forward commitment basis.

    The purchase of securities on a when-issued or forward commitment basis exposes Adjustable Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

MORTGAGE DOLLAR ROLLS

    In connection with its ability to purchase securities on a when-issued or forward commitment basis, Adjustable Portfolio may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Adjustable Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, Adjustable Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    No more than one-third of Adjustable Portfolio's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

LENDING OF PORTFOLIO SECURITIES

    In order to generate income, Adjustable Portfolio may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Fund's Board of Directors and will receive collateral in the form of cash, U.S. Government Securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any interest paid on the securities and the Fund may invest the cash collateral and earn income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers. Collateral (including any securities purchased with cash collateral) will be maintained by the Fund's custodian in a segregated account.

INTEREST RATE TRANSACTIONS

    To preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable rate mortgage securities (see "Investment Objective and Policies -- Institutional Government Adjustable Portfolio -- Mortgage-Backed Securities") or for other non-speculative purposes, Adjustable Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund does not intend to use these transactions for speculative purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

    Adjustable Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent Adjustable Portfolio sells (I.E., writes) caps and floors, it will maintain in a segregated account cash or high quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least AA by Standard & Poor's. The Adviser will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

    There is no limit on the amount of interest rate swap transactions that may be entered into by Adjustable Portfolio. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above.

OPTIONS TRANSACTIONS

    WRITING COVERED OPTIONS. Adjustable Portfolio may write (I.E., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by Adjustable Portfolio, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of the Fund.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

    PURCHASING OPTIONS. Adjustable Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Adjustable Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call option because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, Adjustable Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    Adjustable Portfolio may purchase and write exchange-traded put and call options, and over-the-counter ("OTC") put and call options in negotiated transactions with the writers of the options since options on many of the portfolio securities held by the Fund are not traded on an exchange. The Fund will purchase OTC options only from investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser.

    OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the SEC has taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities, provided that the entire amount of assets used to cover OTC options written by Adjustable Portfolio will not be treated as illiquid in certain circumstances, as set forth in the Statement of Additional Information. Adjustable Portfolio will treat OTC options, to the extent set forth in the Statement of Additional Information, as subject to the Fund's limitation on investments in illiquid securities. See "Investment Restrictions," below.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions -- Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Adjustable Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges.

    The purpose of the acquisition or sale of a futures contract by Adjustable Portfolio is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if the Fund owns long-term debt securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the debt securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government Securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

    Adjustable Portfolio may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the underlying security held by the Fund and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to futures contracts and options on futures contracts is set forth in Appendix B to the Statement of Additional Information.

    The effective use of futures contracts, options on futures contracts and the other hedging techniques discussed above is dependent upon the Adviser's judgment regarding interest rate movements and other economic factors. To the extent that this judgment is incorrect, the Fund will be in a worse position than if such hedging techniques had not been used.

ILLIQUID SECURITIES

    Adjustable Portfolio may invest up to 15% of its net assets in illiquid securities and Money Market Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. Neither Fund is subject to any limitation on its ability to invest in securities simply because such securities are restricted. (Money Market Fund, however, will invest only in U.S. Government Securities, which are not considered restricted securities.) These securities will be treated as liquid when they have been determined to be liquid by the Board of Directors of the Funds or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions -- Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and with respect to IO and PO classes of Mortgage-Backed Securities issued by the U.S. Government or its agencies and instrumentalities.

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions." Certain of these restrictions are fundamental and may not be changed without shareholder approval, including the following: (1) Neither Fund will invest 25% or more of its total assets in any one industry. (This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto or to obligations of United States banks, domestic branches thereof and United States branches of foreign banks subject to United States regulation. The various types of utility companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.) (2) Neither Fund will, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of an issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof and securities of other investment companies.

    Except with respect to each Fund's policy concerning borrowing, if a percentage restriction set forth in this Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

    While it is not the policy of Adjustable Portfolio to trade actively for short-term profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser. Frequent changes may result in higher transaction and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions -- Portfolio Turnover." Portfolio turnover rates for Adjustable Portfolio are set forth in "Financial Highlights."

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the Funds, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of September 30, 1995, the Adviser rendered investment advice regarding approximately $9.4 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

    The Adviser furnishes each Fund with investment advice and, in general, supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Adviser receives a monthly fee computed separately for each Fund. Such fees are paid at an annual rate of .15% and .30%, respectively, of the average daily net assets of Money Market Fund and Adjustable Portfolio.

PORTFOLIO MANAGEMENT

    Nancy S. Olsen has been primarily responsible for the day-to-day management of Money Market Fund's portfolio since the Fund's inception in 1993. Ms. Olsen, who joined the Adviser in 1987, is a Senior Vice President and fixed income portfolio manager for the Adviser and directs the Adviser's cash reserve management department. Ms. Olsen has an M.B.A. from the University of Minnesota.

    Thomas S. McGlinch has been primarily responsible for the day-to-day management of Adjustable Portfolio's investment portfolio since October 1994. Mr. McGlinch is a vice president and fixed-income portfolio manager for the Adviser. Prior to joining the Adviser in 1992, Mr. McGlinch was an institutional mortgage-backed securities trader for Piper Jaffray Inc. during 1992. From 1988 to January 1992, Mr. McGlinch was a specialty products trader at FBS Investment Services. He is a Chartered Financial Analyst ("C.F.A.") with an M.B.A. from the University of St. Thomas.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into a Shareholder Account Servicing Agreement with the Distributor pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. For more information, see "Investment Advisory and Other Services -- Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of either of the Funds' shares may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the 1940 Act. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

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                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    Shares of Money Market Fund are offered without a sales charge at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer. The net asset value per share of such Fund is normally expected to be $1.00. See "Valuation of Shares".

    Shares of Adjustable Portfolio are offered at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                                                                   DEALER
                                                        SALES CHARGE AS     SALES CHARGE AS     CONCESSION AS
                                                         PERCENTAGE OF     PERCENTAGE OF NET    PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE                 OFFERING PRICE        ASSET VALUE      OFFERING PRICE
-----------------------------------------------------  -----------------  -------------------  ---------------
Less than $250,000...................................          1.00%               1.01%               .75%
$250,000 but less than $500,000......................           .50%                .50%              .375%
$500,000 and over....................................             0%                  0%                 0%

    The Adviser and/or the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, in connection with sales of Adjustable Portfolio of $500,000 or more, Piper Jaffray Investment Executives and other broker-dealers are paid an amount equal to .15% of the offering price of Fund shares purchased by their clients. In addition, Piper Jaffray Investment Executives and other broker-dealers receive ongoing payments for their servicing and/or maintenance of shareholder accounts in an amount equal to .06% of the average daily net assets of Money Market Fund attributable to shares sold by them and .15% of the average daily net assets of Adjustable Portfolio attributable to shares sold by them.

    The Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

MINIMUM INVESTMENTS

    A minimum initial investment of $100,000 is required for each Fund. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment for clients of Piper Trust Company.

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                         SHAREHOLDER GUIDE TO INVESTING

                           REDUCING YOUR SALES CHARGE

    Purchasers of Adjustable Portfolio may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION

    Front-end or initial sales charges of Adjustable Portfolio may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED GROUPS.    You  may  group purchases  in  the  following  personal
accounts together:

    - Your individual account.

    - Your spouse's account.

    - Your children's accounts (if they are under the age of 21).

    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

    - A single trust estate or single fiduciary account if you are the trustee or fiduciary.

    Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

    - The group has been in existence for more than six months.

    - It is not organized for the purpose of buying redeemable securities of a registered investment company.

    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

    Sales charges for purchases of Adjustable Portfolio shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in the Piper funds that were sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

LETTER OF INTENT

    Your sales charge for Adjustable Portfolio may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the Piper

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                         SHAREHOLDER GUIDE TO INVESTING
funds sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of Adjustable Portfolio without incurring a sales charge. The following persons associated with such entities also may buy such shares without paying a sales charge:

    - Officers, directors and partners.

    - Employees and retirees.

    - Sales representatives.

    - Spouses or children under the age of 21 of any of the above.

    - Any trust, pension, profit-sharing or other benefit plan for any of the above.

PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of Adjustable Portfolio without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

    The following other individuals and entities also may buy shares of Adjustable Portfolio without paying a sales charge:

    - Clients of the Adviser buying shares in their advisory accounts.

    - Discretionary  accounts  at  Piper  Trust  Company  and  participants   in
      investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

    - Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund. This privilege is available for 30 days after the sale.

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                         SHAREHOLDER GUIDE TO INVESTING

PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES

    - Shares of Adjustable Portfolio will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Fund during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Fund during such quarter without incurring a sales charge.

    - Custodial  accounts  under   Section  403(b)   of  the   Code  (known   as
      tax-sheltered annuities) also may buy shares of Adjustable Portfolio without incurring a sales charge.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION IN KIND

    Although it is the current policy of Adjustable Portfolio to pay redemption proceeds in cash, redemption proceeds for redemption requests of $100,000 or more may be paid, at the sole option of Adjustable Portfolio, in whole or in part by a distribution in kind of securities or other assets held by Adjustable Portfolio. The determination of which of Adjustable Portfolio's assets will be distributed to

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                         SHAREHOLDER GUIDE TO INVESTING
meet such redemption requests will be made by the Adviser, in consultation with the redeeming shareholder. Securities or other assets so distributed will be valued in the same manner as Adjustable Portfolio's securities. In order to dispose of such securities or other assets, the redeeming shareholder would most likely be required to bear transaction costs.

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $50,000 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

REINSTATEMENT PRIVILEGE

    If you have redeemed shares of Adjustable Portfolio, you may reinvest in shares of Adjustable Portfolio without payment of an additional sales charge. The reinvestment request must be made within 120 days of the redemption. You may also reinvest within this time period in shares of any other mutual fund managed by the Adviser except that, if that fund has a higher sales charge than Adjustable Portfolio, you must pay the difference. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.

EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

    You may exchange your shares for shares of any other mutual fund managed by the Adviser that is open to new investors. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference.

    You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details.

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                         SHAREHOLDER GUIDE TO INVESTING
The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management -- Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

DIRECTED DIVIDENDS

    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.

SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for either of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

    With respect to Adjustable Portfolio, you should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

ACCOUNT PROTECTION

    If you  purchased  your  shares  of either  Fund  through  a  Piper  Jaffray
Investment Executive, you may choose from several account options. Your investments in a Fund held in a Piper Jaffray account (except for non-"PAT" accounts) would be protected up to $25 million. Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor

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                         SHAREHOLDER GUIDE TO INVESTING
Protection Corporation ("SIPC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information. Each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily and will be paid monthly. Net realized capital gains, if any, will be distributed on an annual basis. For Adjustable Portfolio, shares begin accruing dividends on the date on which payment for such shares has been received by the Distributor or IFTC, as appropriate, and shares redeemed will earn dividends through the day prior to settlement of the redemption. For Money Market Fund, shares will begin accruing dividends on the date on which payment is received, provided such payment is received by 12:00 noon, New York time. If a redemption request for shares of Money Market Fund is received by 12:00 noon, New York time, shares will be redeemed that day and a dividend will not be earned.

    Adjustable Portfolio may at times pay out less than the entire amount of net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. Any such amount retained by the Fund would be available to stabilize future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services -- Directed Dividends," above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds determine their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends. The net asset value of Money Market Fund is also determined each business day at 12:00 noon (New York time).

    The net asset value per share for Adjustable Portfolio is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of Adjustable Portfolio, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date.

    The value of certain fixed-income securities held by Adjustable Portfolio will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, rating and developments relating to specific securities in arriving at securities valuations. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of Adjustable Portfolio for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

    It is the policy of Money Fund to attempt to maintain a net asset value per share of $1.00. The securities held are valued on the basis of amortized cost, in accordance with the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. The amortized cost method of valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of a discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the instrument. Under the direction of the Board of Directors, procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's portfolio valued at amortized cost with market values. In the event that a deviation of one-half of 1% or more exists between the $1.00 per share net asset value for the Fund and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. See "Net Asset Value and Public Offering Price" in the Statement of Additional Information.

                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its last taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Distributions by a Fund are generally taxable to shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") by Adjustable Portfolio, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of Fund shares if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in either of the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for Adjustable Portfolio may refer to the Fund's "average annual total return" and "cumulative total return." In addition, both Funds may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance.

    Yield calculations for Adjustable Portfolio will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under SEC rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Money Market Fund may advertise its "yield" and "effective yield." The "yield" of Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period stated in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical
$1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares. For example, advertisements may compare a Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

    Advertisements and other sales literature may also refer to Adjustable Portfolio's effective duration. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of Adjustable Portfolio's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities, particularly mortgage derivative securities, can be greatly affected by changes in interest rates.

                              GENERAL INFORMATION

    The Company is authorized to issue a total of 10 trillion shares of common stock with a par value of $.01 per share. One hundred and ten billion of these shares have been authorized by the Board of Directors to be issued in two separate series: ten billion shares designated as Series A Common Shares, which are the shares of common stock of Adjustable Portfolio, and one hundred billion shares designated as Series B Common Shares, which are the shares of common stock of Money Market Fund.

    The Board of Directors is empowered under the Company's Articles of Incorporation to issue other series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contract. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to certain investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of Piper Funds Inc., the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.

    A settlement agreement has been reached with respect to one of the complaints involving PJIGX. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action")
purport to represent a class of individuals and groups who purchased shares of PJIGX during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of Piper Funds Inc. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX. The complaints generally have been consolidated with the PJIGX action for pretrial purposes and the arbitrations and litigations have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.

    The Adviser and the Distributor to not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds, and they intend to defend such lawsuits and actions vigorously.

    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                   APPENDIX A
                         FOREIGN CURRENCY TRANSACTIONS

    As noted in the Prospectus, Adjustable Portfolio may invest up to 10% of its assets in securities denominated in Canadian dollars. Adjustable Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of the rate of exchange between Canadian and U.S. dollars. The Fund may engage in such transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

    Adjustable Portfolio may engage in transaction hedging to protect against a change in the exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in Canadian dollars. For that purpose, Adjustable Portfolio may purchase or sell Canadian dollars on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in Canadian dollars. If conditions warrant, Adjustable Portfolio may also enter into contracts to purchase or sell Canadian dollars at a future date ("forward contracts") and purchase and sell Canadian dollars or futures contracts as a hedge against changes in Canadian dollars or exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, Adjustable Portfolio may also purchase exchange-listed and over-the-counter call and put options on Canadian dollars or futures contracts thereon. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    Adjustable Portfolio may engage in position hedging to protect against a decline in the value relative to the U.S. dollar in its securities, denominated in Canadian dollars (or an increase in the value of the Canadian dollar for securities which the Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, Adjustable Portfolio may purchase or sell Canadian dollar futures contracts and forward contracts, and may purchase put or call options on Canadian dollars or on futures contracts thereon on exchanges or over-the-counter markets. In connection with position hedging, Adjustable Portfolio may also purchase or sell Canadian dollars on a spot basis.

    The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the dates the currency exchange transactions are entered into and the dates they mature.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for Adjustable Portfolio to purchase additional Canadian dollars on the spot market (and bear the expenses of such purchase) if the market value of the security or securities being hedged is less than the amount of Canadian dollars the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the Canadian dollars. Conversely, it may be necessary to sell on the spot market some of the Canadian dollars received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of Canadian dollars the Fund is obligated to deliver.

    Hedging transactions involve costs and may result in losses. Adjustable Portfolio may write covered call options on Canadian dollars to offset some of such costs. The Fund may engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. Adjustable Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations. See "Taxation" in the Statement of Additional Information.

    Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which Adjustable Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

    A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designated by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange. Adjustable Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

    Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

    At the maturity of a forward or futures contract, Adjustable Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

    Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such contracts. Although Adjustable Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, Adjustable Portfolio would continue to be required to make daily cash payments of variation margin.

    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options traded in the over-the-counter market are illiquid and it may not be possible for Adjustable Portfolio to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so. Options on futures contracts are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign debt security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. In addition, significant price and rate movements that take place while U.S. markets are closed will not be reflected in the price of Fund shares until net asset value is next determined (as of the primary closing time of the New York Stock Exchange).

    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based upon the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to Adjustable Portfolio at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         PIPER INSTITUTIONAL FUNDS INC.

                               INVESTMENT ADVISER
                     PIPER CAPITAL MANAGEMENT INCORPORATED

                                  DISTRIBUTOR
                               PIPER JAFFRAY INC.

                          CUSTODIAN AND TRANSFER AGENT
                       INVESTORS FIDUCIARY TRUST COMPANY

                              INDEPENDENT AUDITORS
                             KPMG PEAT MARWICK LLP

                                 LEGAL COUNSEL
                           DORSEY & WHITNEY P.L.L.P.

Table of Contents

                                                    PAGE
                                                    -----
Introduction...................................           2
Fund Expenses..................................           4
Financial Highlights...........................           5
Investment Objectives and Policies.............           7
Special Investment Methods.....................          16
Management.....................................          23
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares.......................          25
  Reducing Your Sales Charge...................          26
  Special Purchase Plans.......................          27
  How to Redeem Shares.........................          28
  Shareholder Services.........................          29
  Dividends and Distributions..................          31
Valuation of Shares............................          32
Tax Status.....................................          33
Performance Comparisons........................          33
General Information............................          34
Appendix A -- Foreign Currency Transactions....         A-1

                        INSTITUTIONAL MONEY MARKET FUND

                 INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO

                                NOVEMBER 1, 1995

PIF-05

                                     PART B

                         INSTITUTIONAL MONEY MARKET FUND
                  INSTITUTIONAL GOVERNMENT ADJUSTABLE PORTFOLIO
                    Series of Piper Institutional Funds Inc.

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1995

                                Table of Contents

                                                                    Page
                                                                    ----

Investment Objectives, Policies and Restrictions . . . . . . . .      2
Directors and Executive Officers . . . . . . . . . . . . . . . .      9
Investment Advisory and Other Services . . . . . . . . . . . . .     14
Portfolio Transactions and Allocation of Brokerage . . . . . . .     18
Capital Stock and Ownership of Shares. . . . . . . . . . . . . .     19
Net Asset Value and Public Offering Price. . . . . . . . . . . .     20
Performance Comparisons. . . . . . . . . . . . . . . . . . . . .     21
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .     24
Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
General Information. . . . . . . . . . . . . . . . . . . . . . .     28
Financial Statements . . . . . . . . . . . . . . . . . . . . . .     29
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . .     29
Appendix A - Commercial Paper and Corporate Bond Ratings . . . .    A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . .    B-1


        This Statement of Additional Information is not a prospectus.
This Statement of Additional Information relates to the Prospectus dated November 1, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        The shares of Piper Institutional Funds Inc. (the "Company") are currently offered in two series: Institutional Money Market Fund ("Money Market Fund") and Institutional Government Adjustable Portfolio ("Adjustable Portfolio") (sometimes referred to herein individually as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

REPURCHASE AGREEMENTS

        Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

        The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with other investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future investment companies or series thereof advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

MORTGAGE-BACKED SECURITIES

        Many Mortgage-Backed Securities (principally CMOs secured by GNMA, FNMA and/or FHLMC Certificates) are issued by entities that operate under orders from the Securities and Exchange Commission (the "SEC") exempting such issuers from the provisions of the Investment Company Act of 1940, as amended
(the "1940 Act").   Until recently, the staff of the Division of Investment
Management of the SEC had taken the position that such issuers were investment companies pursuant to Section 3 of the 1940 Act and that, accordingly, an investment by an investment company (such as Adjustable Portfolio) in the securities of such issuers was subject to limitations imposed by Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, Adjustable Portfolio may investment in securities issued by certain "exempted issuers" without regard to the limitations of
Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in Mortgage-Backed Securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

TYPES OF CREDIT SUPPORT

        To lessen the effect of failures by mortgagors to make payments on underlying mortgages, ARMS and other Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories:
(a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Adjustable Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

        The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be downgraded in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

        Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated (and in excess of the degree of credit support provided) will adversely affect the return on an investment in such a security by decreasing the yield and value of such security.

OPTIONS

        As set forth in the Prospectus, Adjustable Portfolio may write covered options and purchase options on securities. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. Adjustable Portfolio receives premiums from writing call or put options, which it retains whether or not the options are exercised. Adjustable Portfolio will write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

        Adjustable Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Fund purchases put options on underlying securities it owns.

        The writing by Adjustable Portfolio of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

OVER-THE-COUNTER OPTIONS

        Adjustable Portfolio may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Although the Adviser disagrees with the position of the staff, pending resolution of this issue Adjustable Portfolio will treat OTC options, to the extent set forth below, as subject to the Fund's limitation on illiquid securities. Adjustable Portfolio will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. With respect to each OTC option for which such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

        Adjustable Portfolio will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

ILLIQUID SECURITIES

        As set forth in the Prospectus, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and, with respect to Adjustable Portfolio, interest-only and principal-only classes of Mortgage-Backed Securities issued by the U.S. Government or its agencies or instrumentalities and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Fund or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN INDEX LINKED INSTRUMENTS

        As set forth in the Prospectus, Adjustable Portfolio may invest up to 10% of its total assets in Foreign Index Linked Instruments. Foreign Index Linked Instruments are fixed income securities which are issued by U.S. issuers (including U.S. subsidiaries of foreign issuers) and are denominated in U.S. dollars but return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of Foreign Index Linked Instruments linking the principal amount to a foreign index, the amount of principal payable by the issuer at maturity will increase or decrease in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. In the case of Foreign Index Linked Instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the Foreign Index Linked Instrument. Foreign Index Linked Instruments may be issued by a U.S. governmental agency or instrumentality or by a private issuer. The Foreign Index Linked Instruments in which the Fund has invested to date have been debt instruments closely resembling corporate bonds. However, Foreign Index Linked Instruments present certain risks in addition to those presented by corporate bonds. See "Special Investment Methods--Foreign Index Linked Instruments" in the Prospectus.

PORTFOLIO TURNOVER

        Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

        Money Market Fund, consistent with its objective, may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Since the Fund's assets will be invested in securities with short maturities and the Fund will manage its portfolio as described above, the portfolio will turn over several times a year. However, this will not generally increase Money Market Fund's brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests. Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for Money Market Fund will be zero.

        While it is not the policy of Adjustable Portfolio to trade actively for short-term (less than six months) profits, the Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser. In the case of Adjustable Portfolio, frequent changes may result in higher transaction and other costs for the Fund. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to "rollover" transactions of Adjustable Portfolio is considered to be less than 12 months. See "Special Investment Methods--When-Issued Securities" in the Prospectus. The portfolio turnover rate is not expected to exceed 100% for Adjustable Portfolio, although the turnover rate will not be a limiting factor when management deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

        In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain investment restrictions, as set forth below, which may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

        Unless otherwise specified below, neither Fund will:

        1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof and securities of other investment companies.

        2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto or to obligations of U.S. banks, domestic branches thereof and U.S. branches of foreign banks subject to United States regulation. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

        3. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 4 below and except to the extent that using options, forward foreign currency exchange contracts, futures contracts and options on futures contracts, purchasing or selling securities on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

        4. Borrow money (provided that either of the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any of its portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. Neither Fund will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Neither Fund will borrow money for leverage purposes (provided that each Fund may enter into reverse repurchase agreements for such purposes).

        5. Mortgage, pledge or hypothecate its assets except to secure permitted indebtedness. For purposes of this policy, collateral arrangements for margin deposits on forward foreign currency exchange contracts, futures contracts and options on futures contracts, with respect to the writing of options, with respect to reverse repurchase agreements or with respect to similar investment techniques are not deemed to be a pledge or hypothecation of assets.

        6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that Adjustable Portfolio may make margin deposits in connection with permitted transactions in options, forward foreign currency exchange contracts, futures contracts, options on futures contracts and similar investment techniques.

        7. Write, purchase or sell puts, calls or combinations thereof, provided that Money Market Fund may purchase securities with demand or put features and, except that Adjustable Portfolio may write put and call options with respect to the securities in which it may invest; may purchase put and call options; and may engage in financial futures contracts and related options transactions.

        8. Purchase or sell commodities or commodity futures contracts except that Adjustable Portfolio may do so for hedging purposes.

        9. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein (including ARMS, other Mortgage-Backed Securities and similar securities) or issued by companies that invest in real estate or interests therein.

        10. Act as an underwriter of securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

        11. Make loans of money or property to any person, except for loans of portfolio securities and except through the use of repurchase agreements or the purchase of debt obligations in which such Fund may invest consistently with the Fund's investment objective and policies.

        In addition, as non-fundamental investment restrictions that may be changed at any time without shareholder approval, neither Fund will:

        (a) Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

        (b)  Make short sales of securities.

        (c) Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

        (d)  Invest for the purpose of exercising control or management.

        (e) Purchase or sell oil, gas or mineral leases or interests in oil, gas or other mineral exploration or development programs.

        (f) Invest in the securities of other investment companies except as part of a merger, consolidation or acquisition of assets, except that Adjustable Portfolio may invest in money market funds to the extent permitted by the 1940 Act.

        (g) Invest more than 15% of its net assets, with respect to Adjustable Portfolio, or 10% of its net assets, with respect to Money Market Fund, in illiquid securities.

        (h)  Invest in real estate limited partnerships.

        (i) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For purposes of this investment restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

        Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Company are given below. The officers and directors of the Company also serve as officers and directors of various closed- and open-end investment companies managed by the Adviser.

         Name and Address              Position with the Company
         ----------------              -------------------------

         William H. Ellis*             Chairman of the Board of Directors
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         David T. Bennett              Director
         3400 City Center
         33 South Sixth Street
         Minneapolis, Minnesota 55402

         Name and Address              Position with the Company
         ----------------              -------------------------

         Jaye F. Dyer                  Director
         4670 Norwest Center
         90 South Seventh Street
         Minneapolis, Minnesota 55402

         Karol D. Emmerich             Director
         7302 Claredon Drive
         Edina, Minnesota 55439

         Luella G. Goldberg            Director
         7019 Tupa Drive
         Edina, Minnesota 55435

         George Latimer                Director
         754 Linwood Avenue
         St. Paul, MN  55105

         Paul A. Dow                   President
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         David E. Rosedahl             Secretary
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         Charles N. Hayssen            Treasurer
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         Robert H. Nelson              Senior Vice President
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         Nancy S. Olsen                Senior Vice President
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         Thomas S. McGlinch            Vice President
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

         John Schonberg                Vice President
         Piper Jaffray Tower
         222 South Ninth Street
         Minneapolis, Minnesota 55402

------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management
         Incorporated and the Funds.

         William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.


         David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

         Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

         Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.


         Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.


         George Latimer is Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, prior to which he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

         Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.


         David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.


         Charles N. Hayssen has been a Managing Director of the Distributor since 1986 and of Piper Jaffray Companies Inc. since 1987, Chief Financial Officer of the Distributor since 1988, Director and Chief Financial Officer of the Adviser since 1989 and Chief Operating Officer of the Adviser since 1994.

         Robert H. Nelson has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.

         Nancy S. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991.

         Mr. McGlinch has been a Vice President of the Adviser since November 1992, prior to which he had been a specialty products trader at FBS Investment Services from January 1990 to January 1992.


         Mr. Schonberg has been a Vice President of the Adviser since November 1992 and a portfolio manager for the Adviser since July 1989.

         Ms. Goldberg, Ms. Emmerich and Mr. Dyer are members of the Company's Audit Committee. Ms. Goldberg acts as the chairperson of such committee.
The Audit Committee oversees the Funds' financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

         The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

         The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms.

Emmerich and Ms. Goldberg, and a Derivatives Committee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

         The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

         The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives fees that are allocated among the series of the Company on the basis of the total assets of each series. Each director receives from the Company and Piper Funds Inc., collectively, an annual retainer of $1,000, plus a fee of $250 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee is based on the total assets of the Company and Piper Funds Inc. and will increase to $500 per meeting in the event total assets exceed $200 million, with continuing increases to as high as $1,500 per meeting in the event total assets reach $5 billion or more. In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among all open-end and closed-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Committee currently receive no additional
compensation.   Directors are also reimbursed for expenses incurred in
connection with attending meetings.


         The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended June 30, 1995, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                        Pension or
                                        Retirement        Estimated         Total
                       Aggregate         Benefits      Annual Benefits   Compensation
                     Compensation     Accrued as Part        Upon         from Fund
Director           from the Company  of Fund Expenses     Retirement       Complex*
--------           ----------------  ----------------  ----------------  -------------
David T. Bennett         $1,200             None             None           $57,500
Jaye F. Dyer             $1,358             None             None           $68,250
Karol D. Emmerich        $1,358             None             None           $68,250
Luella G. Goldberg       $1,516             None             None           $71,250
George Latimer           $1,200             None             None           $65,250


-----------------
* Consists of 21 registered investment companies managed by the Adviser or an affiliate of the Adviser, including Piper Institutional. Each director included in the table, other than Mr. Bennet, serves on the board of each such registered investment company. Mr. Bennett serves on the board of 20 such companies.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

         The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

         The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) and the initial shareholder of the Company.

         The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any series of the Company approves the agreement, the agreement shall continue in effect with respect to such approving series whether or not the shareholders of the other series approve the agreement.

         Pursuant to the Investment Advisory and Management Agreement, Money Market Fund and Adjustable Portfolio pay the Adviser monthly advisory fees equal on an annual basis to .15% and .30%, respectively, of the Fund's average daily net assets. The advisory fees paid by Money Market Fund for the fiscal period from February 2, 1993 (commencement of operations) through June 30, 1993 and for the fiscal years ended June 30, 1994 and 1995 and were $18,155, $44,077 and $51,262, respectively. The fees paid by Adjustable Portfolio for the fiscal period from February 2, 1993 (commencement of operations) through June 30, 1993 and for the fiscal years ended June 30, 1994 and 1995 were $37,934, $165,558 and $70,330, respectively.


         Although not required under the Investment Advisory and Management Agreement, the Adviser voluntarily agreed, for the fiscal year ended June 30, 1995, to reimburse Money Market Fund and Adjustable Portfolio to the extent that total operating expenses (including the Adviser's compensation but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceeded .35% and .55% per annum, respectively, of average daily net assets. Voluntary fee waivers and reimbursements by the Adviser may be discontinued at any time following the Funds' fiscal year end, at the Adviser's discretion. For the fiscal year ending June 30, 1996, the Adviser intends to reimburse Money Market Fund and Adjustable Portfolio for all expenses in excess of .35% and .60%, respectively. Even in the event of discontinuance of this arrangement, the Funds will still be subject to the laws of certain states, which require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Funds required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions and extraordinary expenses. The Adviser does not believe that the laws of any other state in which the Funds' shares may be offered for sale contain expense reimbursement requirements.

         Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the

Company's Board of Directors. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Company.

         The same security may be suitable for both of the Funds and/or for other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by both Funds or by either of the Funds and other funds or accounts managed by the Adviser or its affiliates may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

         The expenses of each Fund are deducted from their total income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular Fund will be allocated between the Funds based upon the relative net assets of the Funds at the time such expenses were accrued.

DISTRIBUTION PLAN

         Rule 12b-1(b) under the 1940 Act provides that any payments made by a fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution. The Company had adopted a Distribution Plan for Adjustable Portfolio in accordance with such Rule; however, the plan was terminated by the Board of Directors on June 2, 1993 (effective June 24,
1993). The amount paid by the Fund pursuant to this plan from February 2, 1993 (commencement of operations) to June 24, 1993 was $23,771.

UNDERWRITING AND DISTRIBUTION AGREEMENT

         Pursuant to an Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, the Distributor receives the sales load on sales of Adjustable Portfolio shares set forth in the Prospectus. For the period from February 2, 1993 (commencement of operations) through June 30, 1993 and for the fiscal years ended June 30, 1994 and 1995, Adjustable Portfolio paid $4,383, $54,430 and $0, respectively in sales charges to the Distributor. The Distributor receives no compensation from the Fund for its sales of Money Market Fund shares.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each Fund. Each such omnibus account represents the accounts of a number of individual shareholders of the Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor is paid an annual fee of $9.00 per active shareholder account for the Money Market Fund and $7.50 per active account for the Adjustable Portfolio. The Distributor is paid an annual fee of $6.00 per inactive account (defined as an account that has a balance of shares in a Fund but that does not require a client statement for the current month) for the Money Market Fund and $7.50 per inactive account for the Adjustable Portolio. There is no charge for a closed shareholder account (defined as an account that has been inactive for at least three consecutive months). Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Agreement was in effect for a portion of the fiscal year ended June 30, 1995. Fees paid during the fiscal year ended June 30, 1995 were $211 for Adjustable Portfolio and $256 for Money Market Fund.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

         When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

         The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the

Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

         Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants. Money Market Fund did not pay any brokerage commissions and Adjustable Portfolio paid brokerage commissions of $5,185 for the period from February 2, 1993 (commencement of operations) through June 30, 1993. For the fiscal year ending June 30, 1994, Money Market Fund did not pay any brokerage commissions and Adjustable Portfolio paid brokerage commissions of $20,188. For the fiscal year ending June 30, 1995, Money Market Fund did not pay any brokerage commissions and Adjustable Portfolio paid total brokerage commissions of $2,975 from which $2,550 was paid to Piper Jaffray Inc., an affiliate of the Fund and the Adviser.


         From time to time the Funds may acquire the securities of their regular brokers or dealers or affiliates of such brokers or dealers. As of June 30, 1995, Money Market Fund held securities issued by Federal National Mortgage Association in the amount of $7,369,104 and Adjustable Portfolio did not hold any such securities. During the fiscal year ended June 30, 1995, Money Market Fund purchased securities issued by Federal National Mortgage Association, Goldman Sachs and Lehman Brothers and Adjustable Portfolio did not purchase any such securities.

                      CAPITAL STOCK AND OWNERSHIP OF SHARES

         Each Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

         As of October 16, 1995, no shareholders were beneficial owners of 5% or more of the outstanding shares of Money Market Fund. As of October 16, 1995, the following shareholders were beneficial owners of 5% or more of the outstanding shares of Adjustable Portfolio: St. Louis Park Methodist
Hospital, Attn: Janis Williams, 6th & Marquette, Minneapolis, MN (13.6%); Fairview Hospital & Health Care Service General Fund, Attn: Katrina Jaworski, 2312 S. 6th Street, Minneapolis, MN (7.2%); Hitchcock Industries, 8701 Harriet Ave, Bloomington, MN (20.3%) and Helath Care Group Self Insurance
Association, Berkley Administrators, Trust Account No. 7, P.O. Box 59143, Minneapolis, MN (10.2%). The Funds' officers and directors as a group owned less than 1% of the outstanding shares of each Fund as of such date.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares is summarized in the Prospectus in "Purchase of Shares -- Public Offering Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

         Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

         Pursuant to Rule 2a-7, the Board of Directors of the Company has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of Money Market Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. Money Market Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to Fund shareholders, to establish procedures reasonably designed, taking into account current market conditions and Money Market Funds' investment objectives, to stabilize such Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations, from such Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Money Market Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days, will not purchase any instrument with a remaining maturity of greater than 397 calendar days, will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are at the time of acquisition Eligible Securities (as defined in Rule 2a-7), and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

         On June 30, 1995, the net asset value per share of the Funds was calculated as follows:

MONEY MARKET FUND

           Net Assets ($52,488,862)      = Net Asset Value per Share ($1.00)
      ---------------------------------
        Shares Outstanding (52,488,862)

ADJUSTABLE PORTFOLIO

           Net Assets ($14,969,773)      = Net Asset Value per Share ($9.44)
       --------------------------------
         Shares Outstanding (1,585,696)

                             PERFORMANCE COMPARISONS

         Advertisements and other sales literature for Adjustable Portfolio may refer to "yield," "average annual total return" and "cumulative total return." Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T) = ERV

          Where:      P    =  a hypothetical initial payment of $1,000
                      T    =  average annual total return;
                      n    =  number of years; and

                      ERV  =  ending redeemable value at the end of the
                              period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The average annual total return for Adjustable Portfolio was 4.21% for the one-year period ended June 30, 1995 and 2.26% for the period from February 2, 1993 (commencement of operations) to June 30, 1995.


         The Adviser has waived or paid certain expenses of the Fund, thereby increasing total return and yield. These expenses may or may not be waived or paid in the future in the Adviser's discretion. Absent any voluntary expense payments or waivers, the average annual total returns would have been 4.17% and 2.22%, respectively.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                CTR = (ERV-P) 100
                                       -----
                                          P

          Where:      CTR  =  Cumulative total return;
                      ERV  =  ending redeemable value at the end of the
                              period of a hypothetical $1,000 payment made
                              at the beginning of such period; and
                      P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The cumulative total return for Adjustable Portfolio from inception (February 2, 1993) to June 30, 1995 was 5.52%. Absent any voluntary expense payments or waivers, the cumulative total return would have been 5.48%.

         Adjustable Portfolio may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period (based on a 30-day or one month period), according to the following formula:

                           YIELD = 2 [ (a-b + 1) 6 - 1]
                                        ---
                                        c-d

          Where:      a    =  dividends and interest earned during the
                              period;
                      b    =  expenses accrued for the period ( net of
                              reimbursements);
                      c    =  the average daily number of shares
                              outstanding during the period that were
                              entitled to receive dividends; and
                      d    =  the maximum offering price per share on the
                              last day of the period.

         The yield for Adjustable Portfolio for the 30-day period ended June 30, 1995 was 6.31%. Absent any voluntary expense payments or waivers, the 30-day yield would have been 6.11%.

         Money Market Fund may issue current yield quotations. Simple yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7. The resulting yield figure will be carried to at least the nearest hundredth of one percent. Effective yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a recent seven calendar day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7] -1

         The seven-day yield and effective yield for Money Market Fund as of June 30, 1995 were 5.67% and 5.83%, respectively. Absent any voluntary expense payments or waivers, the seven-day yield and effective yield would have been 5.53% and 5.69%, respectively.

         When calculating the foregoing yield or effective yield quotations, the calculation of net change in account value will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring accounts or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation are excluded from the calculation of yield and effective yield.

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares. The performance of Money Market Fund may be compared to the performance of the Donoghue Institutional Money Market Fund Index and the performance of Adjustable Portfolio may be compared to the performance of the Merrill Lynch 1-3 Year Governmental Index, the Lipper ARM Fund Average, the Lipper Short-Intermediate Fund Average and the Lehman 1-3 Year Government Index.

                               PURCHASE OF SHARES

         An investor in Adjustable Portfolio may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased.
Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                                   REDEMPTION

GENERAL

         Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.


SYSTEMATIC WITHDRAWAL PLAN

         To establish a Systematic Withdrawal Plan for either Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray investment executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.



         The maintenance of a Systematic Withdrawal Plan for Adjustable Portfolio concurrent with purchases of additional shares of the Fund would be disadvantageous because of the sales commission involved in the additional purchases.



         A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper

Jaffray investment executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                    TAXATION

         Each Fund qualified during its last taxable year and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

         The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which Adjustable Portfolio may purchase futures contracts and options. To the extent such Fund engages in short-term trading and enter into futures and options transactions, the likelihood of violating this 30% requirement is increased.

         The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which Adjustable Portfolio can buy or sell futures contracts and options may be limited by this requirement.

         If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. To qualify again as a regulated investment company in a subsequent year the Fund would be required to distribute to shareholders its undistributed earnings and profits and to pay an interest charge on 50% of such earnings and profits. In addition, if immediately after qualifying as a regulated investment company for any taxable year the Fund failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) in order to again qualify as a regulated investment company.

         Each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

         Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of Adjustable Portfolio's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, the Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

         Ordinarily, distributions and redemption proceeds earned by a shareholder of either of the Funds are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient. Corporations are generally exempt from these requirements.

         Any loss on the sale or exchange of shares of either Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of a series of another investment company managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.


         For federal income tax purposes, Adjustable Portfolio had capital loss carryovers in the amount of $3,291,023 at June 30, 1995, which, if not offset by subsequent capital gains, will expire in 2002-2004. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired.

         Interest income from direct investment by noncorporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, certain states attempt to tax mutual fund dividends attributable to such income. This treatment has been challenged in a number of lawsuits. Shareholders are encouraged to consult their tax advisors concerning this matter.


                               GENERAL INFORMATION

         The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of the Company created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series.
This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.



         On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.



         The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.



         Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of Piper Global limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.



                              FINANCIAL STATEMENTS

         The audited financial statements and supplementary schedules for Money Market Fund and Adjustable Portfolio as of June 30, 1995, have been incorporated by reference into this Statement of Additional Information from the Funds' annual report to shareholders in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.



PENDING LITIGATION

         Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of Institutional Government Income Portfolio during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed, and
the Loss sustained by persons requesting exclusion is less than 10%.   If
granted
final approval by the Court, the Settlement Agreement would provide up to $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and the Adviser and would not be an obligation of the Institutional Government Income Portfolio or Piper Funds Inc.

         Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Institutional Government Income Portfolio. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against the Company, the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado.
 Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually; Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Institutional Government Income Portfolio, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against Piper Funds Inc., Institutional Government Income Portfolio, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A sixth complaint relating to Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Institutional Government Income Portfolio. The complaints discussed in this paragraph generally have been consolidated with the IN RE: PIPER FUNDS INC. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.



         A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust

Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.


         A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.


         A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. - II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September
7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary
E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.



         Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, the Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers

Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation.



         The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Fund, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                   COMMERCIAL PAPER AND CORPORATE BOND RATINGS


COMMERCIAL PAPER RATINGS

         Set forth below are descriptions of the two highest commercial paper and other short-term rating categories assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps, Inc. ("Duff"):

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

S&P CORPORATE BOND RATINGS

         S&P's ratings for corporate bonds have the following definitions:

         Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                APPENDIX B
             INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

INTEREST RATE FUTURES CONTRACTS

         Adjustable Portfolio may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation (I.E., by entering into an offsetting transaction). The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

         Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         The purpose of the acquisition or sale of a futures contract by the Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

         Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against the Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS

         Adjustable Portfolio may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

         PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. Adjustable Portfolio may purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities. If interest rates remain steady or fall such that the futures contract price at expiration of the option is above the option exercise price, the put option will expire worthless.

         PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. Adjustable Portfolio may purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund may purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities. If interest rates remain steady or rise such that the futures contract price at expiration of the option is below the option exercise price, the call option will expire worthless.

         WRITING CALL OPTIONS ON FUTURES CONTRACTS. Adjustable Portfolio may write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium.
Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. If interest rates decline such that the futures contract price is above the option exercise price and the option is exercised, the Fund will be liable for the amount by which the market price of the futures contract exceeds the exercise price of the option.

         WRITING PUT OPTIONS ON FUTURES CONTRACTS. Adjustable Portfolio may write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized. If interest rates rise such that the futures contract price is below the option exercise price and the option is exercised, the Fund will be liable for the amount by which the exercise price of the option exceeds the market price of the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

         Successful use of futures contracts by Adjustable Portfolio is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. Adjustable Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

         Adjustable Portfolio's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

         To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, Adjustable Portfolio will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Adjustable Portfolio will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.